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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 23, 2009

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


           MISSOURI                   0-20600                  43-1311101
        (State or other          (Commission File           (I.R.S. Employer
        jurisdiction of               Number)                Identification
         organization)                                           Number)


        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                      63044
        (Address of principal executive offices)               (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
             OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (c) On April 23, 2009, the Registrant announced that it had appointed Andrew W. Whipple as the Registrant's Chief Financial Officer. Mr. Whipple, age 45, has served as the Registrant's Chief Accounting Officer since May 2008. Prior to joining the Registrant, from 1998 to 2003 Mr. Whipple served as Controller and later Chief Financial Officer of Digital Teleport, Inc., a telecommunications company. After Digital Teleport was acquired by CenturyTel in 2003, Mr. Whipple became Vice President of Operational Support CenturyTel, a telecommunications company, from 2003 to 2007. In 2007, Mr. Whipple joined E3 BioFuels, a biofuels company, where he served as its Chief Financial Officer until May 2008.

         A copy of a press release issued by the Registrant on April 23, 2009 is filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS.

             See Exhibit Index.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 27, 2009

                                    ZOLTEK COMPANIES, INC.



                                    By   /s/ Zsolt Rumy
                                       ----------------------------
                                       Zsolt Rumy
                                       Chief Executive Officer



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                                 EXHIBIT INDEX

 Exhibit
 Number                           Description
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  99.1        Press Release, dated April 23, 2009


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